UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 17, 2005

                                            HEMAGEN DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11700	04-2869857
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  9033 Red Branch Road, Columbia, Maryland 21045
(Address of principal executive offices) (Zip Code)

                                                                                      (410) 740-3198
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

         On August 17, 2005, the Registrant issued a press release announcing its financial results for the third fiscal quarter and nine-months ending June 30, 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference. This release contains non-GAAP financial measures which present net loss results excluding certain non-cash charges. Hemagen believes that this presentation is useful in light of the substantial size of those changes particularly non-cash amortization of debt discount present in all periods reported other than the most recent quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2005	HEMAGEN DIAGNOSTICS, INC. BY: /s/ Deborah F. Ricci —————————————— Deborah F. Ricci Chief Financial Officer (Principal Accounting Officer)